Investment Portfolio	as of September 30, 2019 (Unaudited)

DWS RREEF Real Estate Securities Fund

	Shares	Value ($)
Common Stocks 99.1%
Real Estate Investment trusts ("REITs") 99.1%
Apartments 17.0%
Apartment Investment & Management Co. "A"	654,222	34,111,135
Equity Residential	714,438	61,627,422
Essential Properties Realty Trust, Inc.	542,658	12,432,295
Essex Property Trust, Inc.	105,111	34,334,508
Invitation Homes, Inc.	1,533,361	45,402,819
Mid-America Apartment Communities, Inc.	361,911	47,052,049
		234,960,228
Diversified 11.3%
American Tower Corp.	104,850	23,185,480
CoreSite Realty Corp.	225,294	27,452,074
Equinix, Inc.	154,630	89,190,584
SBA Communications Corp.	67,000	16,157,050
		155,985,188
Health Care 13.1%
HCP, Inc.	1,348,711	48,054,573
Medical Properties Trust, Inc.	1,832,070	35,835,289
Omega Healthcare Investors, Inc.	818,429	34,202,148
Welltower, Inc.	693,035	62,823,623
		180,915,633
Hotels 4.4%
DiamondRock Hospitality Co.	1,150,403	11,791,631
Host Hotels & Resorts, Inc.	1,012,958	17,514,044
Park Hotels & Resorts, Inc.	297,761	7,435,092
Ryman Hospitality Properties, Inc.	297,264	24,319,168
		61,059,935
Industrial 11.6%
CyrusOne, Inc.	435,042	34,411,822
Liberty Property Trust	257,033	13,193,504
Prologis, Inc.	919,912	78,394,901
Rexford Industrial Realty, Inc.	770,677	33,925,201
		159,925,428
Manufactured Homes 3.1%
Equity LifeStyle Properties, Inc.	318,715	42,580,324

Office 13.6%
Alexandria Real Estate Equities, Inc.	307,574	47,378,699
Douglas Emmett, Inc.	748,900	32,075,387
JBG SMITH Properties	449,545	17,626,659
Kilroy Realty Corp.	374,814	29,194,263
Paramount Group, Inc.	1,291,764	17,245,049
VEREIT, Inc.	4,527,416	44,278,129
		187,798,186
Regional Malls 3.2%
Simon Property Group, Inc.	280,083	43,594,919

Shopping Centers 4.5%
Brixmor Property Group, Inc.	1,097,181	22,261,803
Kimco Realty Corp.	1,656,255	34,582,604
Regency Centers Corp.	67,335	4,679,109
		61,523,516
Software 1.0%
InterXion Holding NV*	166,781	13,585,980

Specialty Services 6.6%
Agree Realty Corp.	355,377	25,995,827
Realty Income Corp.	234,462	17,978,546
STORE Capital Corp.	1,274,031	47,661,500
		91,635,873
Storage 9.7%
Americold Realty Trust	841,007	31,176,129
CubeSmart	703,395	24,548,486
Extra Space Storage, Inc.	479,713	56,040,073
Life Storage, Inc.	217,588	22,935,951
		134,700,639

Total Common Stocks (Cost $1,048,014,260)		1,368,265,849
Cash Equivalents 0.3%
DWS Central Cash Management Government Fund, 1.96% (a) (Cost $4,003,274)	4,003,274	4,003,274
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $1,052,017,534)	99.4	1,372,269,123
Other Assets and Liabilities, Net	0.6	8,556,911
Net Assets	100.0	1,380,826,034

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund's transactions with affiliated investments during the period ended September 30, 2019 are as follows:

Value ($) at 12/31/2018	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 9/30/2019	Value ($) at 9/30/2019
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.84% (a) (b)
—	0 (c)	—	—	—	1,050	—	—	—
Cash Equivalents 0.3%
DWS Central Cash Management Government Fund, 1.96% (a)
2,436,453	235,392,197	233,825,376	—	—	125,867	—	4,003,274	4,003,274
2,436,453	235,392,197	233,825,376	—	—	126,917	—	4,003,274	4,003,274

*	Non-income producing security.
(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(b)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(c)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended September 30, 2019.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2019 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (d)	$1,368,265,849	$—	$—	$1,368,265,849
Short-Term Investments	4,003,274	—	—	4,003,274
Total	$1,372,269,123	$—	$—	$1,372,269,123

(d)	See Investment Portfolio for additional detailed categorizations.